As filed with the Securities and Exchange Commission on June 26, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica A. Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: April 30

Date of reporting period: May 1, 2017 – April 30, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

MONONGAHELA ALL CAP VALUE FUND

Annual Report
April 30, 2018

MONONGAHELA ALL CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
APRIL 30, 2018

Dear Shareholder,

We are pleased to offer the annual report for the Monongahela All Cap Value Fund (the “Fund”) for the time period from May 1, 2017 to April 30, 2018. For the year ending April 30, 2018, the Fund was up 9.36% while the S&P 500 Index was up 13.27% and the Russell 2000 Value Index was up 6.53%. Since our mid-year report on October 31, 2017 the Fund was up 2.04% while the S&P 500 Index was up 3.82% and the Russell 2000 Value Index was up 0.94%.

Marty Whitman

Marty Whitman died in April of this year at the age of ninety three. Marty was a renowned deep value investor, passionate about the merit of exhaustive research in individual companies. Marty was a blunt man who took issue with Eugene Fama’s Efficient Market Hypothesis (EMH.) In an oversimplification, EMH suggests that markets operate efficiently and stock prices instantly reflect all available information. The EMH theory is partially responsible for the tremendous growth in all forms of passive investing. While our language is not as salty as Mr. Whitman’s, we are equally passionate about the risk associated with index investing and ETF’s.

Robert Shiller, a Yale University Economics professor and Nobel Prize winning economist warned of the potential risk of passive investing. He noted late in 2017 that:

The problem is that if you are talking about passive indexing, that is something that is really free-riding on other people’s work ... The strength of this country was built on people who watched individual companies. They had opinions about them. All of this talk of indexes, it’s a little bit diluting of our intellect. It becomes more of a game … It’s a chaotic system.

Shiller went on to compare passive investing “to seeing a green light at an intersection and crossing the street without looking both ways.” We saw some of that chaos enter the market in February of 2018. On February 5th, the markets were struggling with fears of inflation and potentially higher interest rates. At 3 PM, the Dow Jones Industrial Average (“Dow”) was down approximately 800 points, within minutes plunging to a loss of 1597 points. At the day’s end, the market recovered a bit, closing down 1175 points. Three days later, on February 8th, the Dow fell another 1000 points and entered correction territory.

We believe the significant outflow of ETF funds and indexing, combined with liquidity issues, exaggerated the market’s movements in early February. There is no individual security price discovery in passive investing; money flows blindly into an index-tracking fund. Good and bad companies alike benefit from capital inflows to an index and conversely suffer when money flows out. The movement can be dramatic in the short term as we witnessed on February 5th and February 8th.

While passive investing has benefits (low cost index tracking and theoretical diversification), one needs to be mindful of associated risk. Since 2009, fund inflows have been positive and have contributed to the highly correlated rise in various indexes. When markets flatten or decline, individual security analysis will become critical as the market eventually differentiates individual issues and markets become less correlated. We believe that as passive strategies become more popular, their risk will continue to rise.

Portfolio Changes

We believe that monolithic trading of passive investing has left some sectors out in the cold. The Consumer Staples Select Sector SPDR (which tracks a market-cap weighted index of consumer staples stocks selected from the S&P 500) was down 11% in the first four months of calendar year 2018. Stocks in the Consumer Staples Select Sector have been heavily sold and are now trading at steep discounts to intrinsic value. We have added B&G Foods Inc. and Walgreen Boots Alliance, Inc. Both are very well managed with above average dividend yields. In addition to the new positions, we have increased our exposure to General Mills, Inc.

In the Health Care sector, we’ve sold Baxter International Inc., Johnson & Johnson and Halyard Health Inc. after they exceeded our fair value targets. We have increased our position in Eli Lilly & Co., Gilead Sciences Inc. and added Celgene Corp., a biopharmaceutical company. Celgene Corp. is currently out of favor, but our growth and earnings research suggests that we are buying future cash flow at a significant discount.

MONONGAHELA ALL CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
APRIL 30, 2018

The Industrial sector continues to benefit from robust growth and we have expanded our exposure with the addition of Mueller Water Products, Inc. and Pitney Bowes, Inc. Pitney Bowes’ management has been repositioning the company to participate in digital commerce growth while continuing to increase efficiencies in the core postage and metering business. While there is risk in the transition, we believe the market has overreacted to that risk. A dividend cut is possible, as the stock is currently yielding 8%.

In the Technology sector, we were excited to repurchase Badger Meter, Inc. after a negative reaction to quarterly earnings. Our two largest technology positions, II-VI Inc. and Seagate Technology PLC are exceeding our growth targets and remain core positions. We have also added International Business Machines Corp. Their research and development efforts over the last ten years in artificial intelligence and cloud computing should lead to renewed higher margin growth. In the meantime, the stock’s dividend yield exceeds 4%.

Marty Whitman would have understood today’s volatility and taken advantage of it. He noted “The kind of investing I do doesn’t really depend on how the public stock market does. If I’m right, these very undervalued companies will be taken over, liquidated or refinanced, and that’s where you make your money.” We are very comfortable collecting dividends while we wait for value to be recognized.

Mark Rodgers	Michael C. Rodgers
Co-Manager	Co-Manager

IMPORTANT RISKS AND DISCLOSURES:

Mutual fund investing involves risk, including possible loss of principal. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on mutual fund investments. A value investing strategy involves the risk that undervalued securities may not appreciate as anticipated or will remain undervalued for long periods of time. Securities of micro-, small- and mid- capitalization companies may be more volatile and less liquid than those of large-cap companies due to limited resources or product lines and greater sensitivity to adverse economic conditions.

The views in this report were those of the Fund managers as of April 30, 2018, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

MONONGAHELA ALL CAP VALUE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
APRIL 30, 2018

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Monongahela All Cap Value Fund (the “Fund”) compared with the performance of the benchmarks, the S&P 500 Index (the “S&P 500”) and the Russell 2000® Value Index (the “Russell 2000 Value”), since inception. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The Russell 2000 Value measures the 2,000 smallest of the 3,000 largest U.S. Companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values. The total return of the indices includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $10,000 Investment
Monongahela All Cap Value Fund vs. S&P 500 Index vs. Russell 2000 Value Index

Average Annual Total Returns Periods Ended April 30, 2018	Six Month	One Year	Since Inception 07/01/13
Monongahela All Cap Value Fund	2.04%	9.36%	10.54%
S&P 500 Index	3.82%	13.27%	13.09%
Russell 2000® Value Index	0.94%	6.53%	9.92%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 4.29%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.85%, through September 1, 2018 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current Expense Cap, or (ii) the Expense Cap in place at the time the fees/expenses were waived/reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 60 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (855) 392-9331.

MONONGAHELA ALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2018

Shares	Security Description	Value
Common Stock - 97.1%
Consumer Discretionary - 16.1%
15,000	El Pollo Loco Holdings, Inc. (a)	$150,000
2,500	Hasbro, Inc.	220,225
3,000	Meredith Corp.	155,400
5,000	Tapestry, Inc.	268,850
5,000	Target Corp.	363,000
10,000	Williams-Sonoma, Inc.	478,000
		1,635,475
Consumer Staples - 15.9%
4,000	Alico, Inc.	129,200
7,000	B&G Foods, Inc.	159,250
2,500	Campbell Soup Co.	101,950
9,000	General Mills, Inc.	393,660
5,000	The Coca-Cola Co.	216,050
2,250	The Procter & Gamble Co.	162,765
5,000	Walgreens Boots Alliance, Inc.	332,250
2,500	Weis Markets, Inc.	115,050
		1,610,175
Energy - 2.9%
3,000	Apache Corp.	122,850
2,500	Schlumberger, Ltd.	171,400
		294,250
Financials - 13.9%
3,000	American Express Co.	296,250
2,500	Brighthouse Financial, Inc. (a)	126,950
12,500	Federated Investors, Inc., Class B	330,875
9,000	MetLife, Inc.	429,030
11,000	Old Republic International Corp.	224,400
		1,407,505
Health Care - 11.8%
2,000	Celgene Corp. (a)	174,200
3,500	Eli Lilly & Co.	283,745
4,000	Gilead Sciences, Inc.	288,920
2,500	PerkinElmer, Inc.	183,400
1,000	Teleflex, Inc.	267,880
		1,198,145
Industrials - 11.8%
3,000	Emerson Electric Co.	199,230
2,500	Hubbell, Inc.	259,650
1,500	MSA Safety, Inc.	130,260
6,000	Mueller Water Products, Inc., Class A	58,740
25,000	Pitney Bowes, Inc.	255,500
4,000	The Gorman-Rupp Co.	125,920
1,500	United Parcel Service, Inc., Class B	170,250
		1,199,550
Materials - 2.5%
5,000	Bemis Co., Inc.	216,350
250	International Flavors & Fragrances, Inc.	35,315
		251,665
Technology - 20.4%
5,500	Badger Meter, Inc.	233,475
7,500	Corning, Inc.	202,650
1,000	F5 Networks, Inc. (a)	163,090
12,000	II-VI, Inc. (a)	457,200
2,000	International Business Machines Corp.	289,920
13,085	Reis, Inc.	274,785
7,750	Seagate Technology PLC	448,648
		2,069,768

Shares	Security Description	Value
Utilities - 1.8%
3,500	National Fuel Gas Co.	$179,725
Total Common Stock (Cost $9,015,352)		9,846,258

Money Market Fund - 2.9%
292,505	Dreyfus Treasury Prime Cash Management, Institutional Shares, 1.56% (b) (Cost $292,505)	292,505

Investments, at value - 100.0% (Cost $9,307,857)		$10,138,763
Other Assets & Liabilities, Net - 0.0%		2,318
Net Assets - 100.0%		$10,141,081

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of April 30, 2018.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$9,846,258
Level 2 - Other Significant Observable Inputs	292,505
Level 3 - Significant Unobservable Inputs	–
Total	$10,138,763

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended April 30, 2018.

PORTFOLIO HOLDINGS (Unaudited)
% of Total Investments
Consumer Discretionary	16.1%
Consumer Staples	15.9%
Energy	2.9%
Financials	13.9%
Health Care	11.8%
Industrials	11.8%
Materials	2.5%
Technology	20.4%
Utilities	1.8%
Money Market Fund	2.9%
100.0%

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2018

ASSETS
Investments, at value (Cost $9,307,857)	$10,138,763
Receivables:
Fund shares sold	10,000
Dividends	14,291
From investment adviser	4,311
Prepaid expenses	3,305
Total Assets	10,170,670

LIABILITIES
Accrued Liabilities:
Trustees’ fees and expenses	15
Fund services fees	6,878
Other expenses	22,696
Total Liabilities	29,589

NET ASSETS	$10,141,081

COMPONENTS OF NET ASSETS
Paid-in capital	$8,792,420
Undistributed net investment income	61,008
Accumulated net realized gain	456,747
Net unrealized appreciation	830,906
NET ASSETS	$10,141,081

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	742,698

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$13.65

*	Shares redeemed or exchanged within 60 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED APRIL 30, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $110)	$225,266
Total Investment Income	225,266

EXPENSES
Investment adviser fees	68,148
Fund services fees	167,182
Custodian fees	5,000
Registration fees	6,452
Professional fees	36,170
Trustees' fees and expenses	4,677
Other expenses	17,992
Total Expenses	305,621
Fees waived and expenses reimbursed	(228,386)
Net Expenses	77,235

NET INVESTMENT INCOME	148,031

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	928,961
Net change in unrealized appreciation (depreciation) on investments	(319,824)
NET REALIZED AND UNREALIZED GAIN	609,137
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$757,168

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended April 30,
	2018	2017
OPERATIONS
Net investment income	$148,031	$91,663
Net realized gain	928,961	355,301
Net change in unrealized appreciation (depreciation)	(319,824)	958,166
Increase in Net Assets Resulting from Operations	757,168	1,405,130

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(112,614)	(85,622)
Net realized gain	(799,078)	(60,190)
Total Distributions to Shareholders	(911,692)	(145,812)

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,597,093	1,118,185
Reinvestment of distributions	906,285	144,675
Redemption of shares	(152,697)	(275,441)
Increase in Net Assets from Capital Share Transactions	2,350,681	987,419
Increase in Net Assets	2,196,157	2,246,737

NET ASSETS
Beginning of Year	7,944,924	5,698,187
End of Year (Including line (a))	$10,141,081	$7,944,924

SHARE TRANSACTIONS
Sale of shares	113,085	87,858
Reinvestment of distributions	64,361	11,083
Redemption of shares	(10,437)	(21,398)
Increase in Shares	167,009	77,543

(a) Undistributed net investment income	$61,008	$25,591

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended April 30,				July 1, 2013 (a) Through April 30, 2014
	2018	2017	2016	2015
NET ASSET VALUE, Beginning of Period	$13.80	$11.44	$11.71	$11.25	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.23	0.17	0.13	0.08	0.06
Net realized and unrealized gain (loss)	1.09	2.46	(0.21)	0.59	1.36
Total from Investment Operations	1.32	2.63	(0.08)	0.67	1.42

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.17)	(0.16)	(0.10)	(0.07)	(0.03)
Net realized gain	(1.30)	(0.11)	(0.09)	(0.14)	(0.14)
Total Distributions to Shareholders	(1.47)	(0.27)	(0.19)	(0.21)	(0.17)
REDEMPTION FEES(b)	–	–	–	–	0.00	(c)
NET ASSET VALUE, End of Period	$13.65	$13.80	$11.44	$11.71	$11.25
TOTAL RETURN	9.36%	23.18%	(0.59)%	6.01%	14.29	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$10,141	$7,945	$5,698	$4,224	$2,479
Ratios to Average Net Assets:
Net investment income	1.63%	1.37%	1.20%	0.71%	0.64	%(e)
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85	%(e)
Gross expenses (f)	3.36%	4.29%	5.49%	7.76%	14.84	%(e)
PORTFOLIO TURNOVER RATE	60%	51%	95%	71%	32	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2018

Note 1. Organization

The Monongahela All Cap Value Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on July 1, 2013. The Fund seeks total return through long-term capital appreciation and income.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value (“NAV”) than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party

MONONGAHELA ALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2018

with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of April 30, 2018, for the Fund’s investments is included in the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and  differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of April 30, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – Rodgers Brothers, Inc. d/b/a Monongahela Capital Management (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

MONONGAHELA ALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2018

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”).  The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – Through December 31, 2017, the Trust paid each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman received an additional $6,000 annually. Effective January 1, 2018, each independent Trustee’s annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.85%, through September 1, 2018 (“Expense Cap”). Other Fund service providers have voluntarily agreed to waive a portion of their fees. The voluntary waivers may be changed or eliminated at any time. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. For the year ended April 30, 2018, fees waived and expenses reimbursed were as follows:

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$68,148	$75,238	$85,000	$228,386

The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current Expense Cap, or (ii) the Expense Cap in place at the time the fees/expenses were waived/reimbursed. As of April 30, 2018, $427,715 is subject to recapture by the Adviser. Other waivers are not eligible for recoupment.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the year ended April 30, 2018 were $7,402,360 and $4,868,508 respectively.

Note 6. Federal Income Tax

As of April 30, 2018, cost for federal income tax purposes is $9,318,774 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,238,519
Gross Unrealized Depreciation	(418,530)
Net Unrealized Appreciation	$819,989

MONONGAHELA ALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2018

Distributions paid during the fiscal year ended as noted were characterized for tax purposes as follows:

	2018	2017
Ordinary Income	$234,333	$99,718
Long-Term Capital Gain	677,359	46,094
	$911,692	$145,812

As of April 30, 2018, distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$135,992
Undistributed Long-Term Gain	392,680
Unrealized Appreciation	819,989
Total	$1,348,661

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Monongahela All Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Monongahela All Cap Value Fund, a series of shares of beneficial interest in Forum Funds (the “Fund”), including the schedule of investments, as of April 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period July 1, 2013 (commencement of operations) through April 30, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial  statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period July 1, 2013 through April 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian. Our audits also included evaluating the  accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.

Philadelphia, Pennsylvania

June 20, 2018

MONONGAHELA ALL CAP VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
APRIL 30, 2018

Investment Advisory Agreement Approval

At the March 27, 2018 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was advised by  Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and the Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representations that the firm is in stable financial condition, that the firm is able to meet its expense reimbursement obligations to the Fund, and that the Adviser has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its benchmark. The Board observed that the Fund underperformed the S&P 500 Index, the Fund’s primary benchmark index, for the one-year period ended December 31, 2017, and outperformed the primary benchmark index for the three-year period ended December 31, 2017. The Board also observed that the Fund outperformed the Russell 2000 Value Index, the Fund’s secondary benchmark index, for the one- and three-year periods ended December 31, 2017. The Board noted the Adviser’s representation that the Fund’s underperformance relative to its benchmark during the one-year period could be attributed, in part, to the Fund’s conservative, value-biased investment strategy, and the underperformance of value investments relative to growth investments over that period.

The Board also considered the Fund’s performance relative to an independent peer group of funds identified by Broadridge Financial Solutions, Inc. (“Broadridge”) as having characteristics similar to those of the Fund. The Board observed that, based on the information provided by Broadridge, the Fund outperformed the median of its Broadridge peer group for the one- and three-year periods ended December 31, 2017. The Board noted the Adviser’s representation that the Fund’s outperformance relative to the Broadridge peers could be attributed, in part, to the Fund’s overweight positions in certain sectors that performed well compared to the market as a whole. Based on the Adviser’s investment style and the foregoing performance information, among other factors, the Board determined that the Fund and its shareholders could benefit from the Adviser’s continued management of the Fund.

MONONGAHELA ALL CAP VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
APRIL 30, 2018

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund’s Broadridge peer group. The Board noted that the Adviser’s actual advisory fee rate and actual total expenses were each lower than the median of the Broadridge peers. The Board further noted that the Adviser was currently waiving its entire advisory fee in an effort to keep the Fund’s expenses at competitive levels such that the Fund’s actual advisory fee rate and actual total expenses were each among the lowest in the Broadridge peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the Adviser’s discussion of the costs and profitability. The Board noted that the Adviser was currently waiving its entire advisory fee in an effort to keep Fund expenses at a desired level and had committed to extending its contractual expense cap agreement through at least the duration of the advisory agreement. Based on these and other applicable considerations, the Board concluded that the Adviser’s profitability attributable to management of the Fund was reasonable.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted both the Adviser’s representation that the Fund could potentially benefit from economies of scale as assets grow, but that at the current low asset levels, consideration of breakpoints was not appropriate. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from the compliment that the Fund provides to the Adviser’s other advisory offerings, the Adviser does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the contractual fee under the advisory arrangement was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

MONONGAHELA ALL CAP VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
APRIL 30, 2018

Shareholder Proxy Vote

At a special meeting of shareholders for all the Funds in the Trust, held on December 8, 2017, shares were voted as follows on the proposals presented to shareholders:

Matter	For	Against	Abstain
To elect David Tucker to the Board of Trustees of the Trust.	108,303,928.779	1,542,957.994	0
To elect Jennifer Brown-Strabley to the Board of Trustees of the Trust.	108,183,952.495	1,662,934.278	0
To elect Mark D. Moyer to the Board of Trustees of the Trust.	108,142,412.946	1,704,473.827	0
To elect Jessica Chase to the Board of Trustees of the Trust.	107,632,924.803	2,213,961.970	0
To elect Stacey E. Hong to the Board of Trustees of the Trust.	105,777,266.997	4,069,619.776	0

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (855) 392-9331 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (855) 392-9331 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this

MONONGAHELA ALL CAP VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
APRIL 30, 2018

information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactoinal costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,020.38	$4.26	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 66.37% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD), 77.88% for the qualified dividend rate (QDI) and 51.94% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD) as defined in Section 1(h)(11) of the Code.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (855) 392-9331.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds

MONONGAHELA ALL CAP VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
APRIL 30, 2018

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors, 1996-2010.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong(1) Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Jessica Chase(1) Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	1	None

(1)
Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.

MONONGAHELA ALL CAP VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
APRIL 30, 2018

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011-2013; Senior Analyst, Atlantic, 2008-2011

MONONGAHELA ALL CAP VALUE FUND

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME 04112
(855) 392-9331 (toll free)
mcmvalue.ta@atlanticfundservices.com

www.Moncapfund.com

INVESTMENT ADVISER
Monongahela Capital Management
223 Mercer Street
Harmony, PA 16037

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

211-ANR-0418

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the "Registrant") has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 13(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $12,900  in 2017 and $12,900 in 2018.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2017 and $0 in 2018.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $3,000 in 2017 and $3,000 in 2018. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2017 and $0 in 2018.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or an Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2017 and $0 in 2018. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSE-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	June 14, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	June 14, 2018

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	June 14, 2018